UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
January 5, 2001

ALTERRA HEALTHCARE CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-11999	39-1771281

(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer

incorporation or organization)		Identification No.)

10000 Innovation Drive
Milwaukee, Wisconsin 53226
(Address of principal executive offices)

(414) 918-5000
(Registrant’s telephone number, including area code)

Item 5.      Other Events

      On January 5, 2001, the Company elected Steven L. Vick as President of the Registrant. Mr. Vick will also continue to serve as Chief Operating Officer of the Registrant. The Board of Directors of the Registrant is continuing its search for a Chief Executive Officer of the Registrant.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 16, 2001

ALTERRA HEALTHCARE CORPORATION

(Registrant)

	By:	/s/ Mark W. Ohlendorf

Mark W. Ohlendorf, Senior Vice President, Chief Financial Officer, Treasurer and Secretary